===============================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       NATIONWIDE SEPARATE ACCOUNT TRUST
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

===============================================================================

                               TOTAL RETURN FUND
                           CAPITAL APPRECIATION FUND
                              GOVERNMENT BOND FUND
                               MONEY MARKET FUND
                         NATIONWIDE SMALL COMPANY FUND

                PORTFOLIOS OF NATIONWIDE SEPARATE ACCOUNT TRUST

                  THREE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Owners of Variable Annuity Contracts or Variable Life Insurance Policies issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") entitled to give Voting Instructions to the Shareholders of Nationwide Separate Account Trust, in Connection with the Separate Accounts of Nationwide:

     Notice is hereby given that a Special Meeting of Shareholders of the Total Return Fund, Capital Appreciation Fund, Government Bond Fund, Money Market Fund, and Nationwide Small Company Fund (collectively the "Portfolios"), constituting all of the portfolios of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), will be held on Friday, September 26, 1997, at 11:15 a.m., Eastern Daylight Savings Time, at Three Nationwide Plaza, Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:

     1. To elect a Board of Trustees;

     2. To ratify the selection of KPMG Peat Marwick LLP, independent public accountants, as auditors to be employed by the Trust for the fiscal year ending December 31, 1997;

     3. To approve a new Investment Advisory Agreement between the Trust and Nationwide Advisory Services, Inc. ("NAS") with respect to each Portfolio (other than the Nationwide Small Company Fund) which, among other things, will change the fees paid by Shareholders of those Portfolios;

     4. To authorize the Board of Trustees to appoint, replace or terminate subadvisers recommended by NAS or amend the terms of any subadvisory agreement for the Nationwide Small Company Fund without Shareholder approval;

     5. To approve the Trust's Bylaws as proposed to be amended;

   6. To approve the following matters with respect to certain fundamental investment policies of each of Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund:

       a. Amend such Portfolios' fundamental policy with respect to diversification;

       b. Amend such Portfolios' fundamental policy with respect to purchasing securities on margin;

       c. Amend such Portfolios' fundamental policy regarding real estate and commodities;

       d. Reclassify such Portfolios' fundamental policy prohibiting making short sales of securities to make such policy non-fundamental;

       e. Reclassify such Portfolios' fundamental policy regarding investments in securities which are restricted as to disposition to make such policy non-fundamental;

       f. Reclassify such Portfolios' fundamental policy limiting the purchase of securities of other investment companies to make such policy non-fundamental;

       g. Delete such Portfolios' fundamental policy regarding investment in companies with a record of less than three years continuous operation;

       h. Delete such Portfolios' fundamental policy regarding investing in companies for the purpose of exercising control or management;

       i. Delete such Portfolios' fundamental policy prohibiting the writing or purchasing of any put or call options;

       j. Delete such Portfolios' fundamental policy regarding purchasing or retaining securities which may be held by the Trust's officers or trustees or by such Portfolios' investment adviser; and

    7. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

    Separate accounts of Nationwide are the only Shareholders of the Trust. However, Nationwide hereby solicits and agrees to vote the shares of the Portfolios at the Meeting in accordance with timely instructions received from owners of variable annuity contracts and variable life insurance policies ("variable contracts") having contract values allocated to separate accounts invested in such shares.

  As a variable contract owner of record at the close of business on July 30, 1997, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you in giving your instructions, a Proxy/Voting Instruction Form is enclosed that reflects the number of shares of each Portfolio of the Trust for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.


                                                 By Order of the Trustees,
August 19, 1997                                  Rae M. Pollina, Secretary


                             YOUR VOTE IS IMPORTANT


IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY/VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                               TOTAL RETURN FUND,
                           CAPITAL APPRECIATION FUND,
                             GOVERNMENT BOND FUND,
                             MONEY MARKET FUND, AND
                         NATIONWIDE SMALL COMPANY FUND

                PORTFOLIOS OF NATIONWIDE SEPARATE ACCOUNT TRUST

                         TO BE HELD SEPTEMBER 26, 1997

                           GENERAL VOTING INFORMATION


  This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), to be used in connection with a Special Meeting of Shareholders (the "Meeting") of the Trust to be held on September 26, 1997. The Trustees have fixed the close of business on July 30, 1997, as the record date (the "Record Date") for the determination of shareholders of the Trust ("Shareholders") entitled to notice of and to vote at the Meeting.

  The mailing address of the principal executive offices of the Trust is:
Three Nationwide Plaza, Columbus, Ohio 43215. The approximate date on which this Proxy Statement and forms of proxy are first sent to Shareholders is on or about August 19, 1997.

  The Proxy Statement is being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the record date allocated to a subaccount of a Nationwide separate account invested in such shares.

  Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such Shareholders are entitled to vote. The following sets forth, as of the Record Date, the number of shares of beneficial interest (the "Shares"), of each of the Trust's series or funds (singly a "Portfolio" and collectively the "Portfolios") which were outstanding and are entitled to vote at the Meeting:

Total Return Fund - _______________________ Shares
Capital Appreciation Fund - _______________ Shares
Government Bond Fund - ____________________ Shares
Money Market Fund  - ______________________ Shares
Nationwide Small Company Fund - ___________ Shares.

At the Meeting, Shareholders will be voting either together as a group without regard to Portfolio, or separately by Portfolio.

    Only Shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. However, the separate accounts of Nationwide are the only Shareholders of the Trust. Nationwide will vote the shares of each Portfolio at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated Proxy/Voting Instruction Form is received that does not specify a choice, Nationwide will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by either submitting to the Trust subsequently dated voting instruction, delivering to the Trust a written notice of revocation or otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instructions.

    THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND THE SEMI-ANNUAL REPORT TO SHAREHOLDERS SUCCEEDING THE ANNUAL REPORT ONCE IT IS AVAILABLE, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 848-0920. THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT AS AVAILABLE WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

    The following table summarizes the proposals on which Shareholders are being asked to vote (singly a "Proposal" and collectively the "Proposals") and indicates which Shareholders are eligible to vote on each Proposal. Proposals 1, 2, and 5 relate to all Portfolios; Proposal 3 and each of the sections of Proposal 6 only relate to the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund (the "Funds"); and Proposal 4 only relates to the Nationwide Small Company Fund. Shareholders of all Portfolios will vote together as a group, without regard to Portfolio, on Proposals 1, 2 and 5. The Shareholders of the Funds, and not those of the Nationwide Small Company Fund, will vote on Proposal 3 and 6.a. through 6.j. on a Fund by Fund basis, rather than together as a group. Only Shareholders of the Nationwide Small Company Fund will vote on Proposal 4.

  Proposal               Brief Description of the Proposal                     Shareholders who will vote on
                                                                               the Proposal

  Proposal 1             To elect a Board of Trustees.                         Shareholders of All
                                                                               Portfolios Voting Together As
                                                                               a Group


  Proposal 2             To ratify the selection of KPMG Peat Marwick LLP      Shareholders of All
                         as independent accountants.                           Portfolios Voting Together As
                                                                               a Group


  Proposal 3             To approve a new Investment Advisory Agreement        Shareholders of All Funds
                         between the Trust and Nationwide Advisory             Voting Separately
                         Services, Inc. with respect to each Portfolio         By Fund
                         (other than Nationwide Small Company Fund) which,
                         among others, will change the fees paid by
                         Shareholders of these Portfolios.

  Proposal 4             To authorize the Board of Trustees to appoint,        Shareholders of Nationwide
                         replace or terminate subadvisers recommended by       Small Company Fund only
                         Nationwide Advisory Services, Inc. or amend the
                         term of any subadvisory agreement for Nationwide
                         Small Company Fund without Shareholder approval.

  Proposal 5             To approve the Trust's Bylaws as proposed to be       Shareholders of All
                         amended and restated.                                 Portfolios Voting Together As
                                                                               a Group

                         To approve the following matters with respect to certain fundamental investment policies of each of the Total Return Fund, the Capital Appreciation
                         Fund, the Government Bond Fund and the Money
                         Market Fund:


  Proposal 6.a.          Amend such Portfolios' fundamental policy with        Shareholders of Such
                         respect to diversification.                           Funds Voting Separately
                                                                               By Fund

  Proposal 6.b.          Amend such Portfolios' fundamental policy with        Shareholders of Such
                         respect to purchasing securities on margin.           Funds Voting Separately
                                                                               By Fund

  Proposal 6.c.          Amend such Portfolios' fundamental policy             Shareholders of Such
                         regarding real estate and commodities.                Funds Voting Separately
                                                                               By Fund

  Proposal 6.d.          Reclassify such Portfolios' fundamental policy        Shareholders of Such
                         prohibiting making short sales of securities, to      Funds Voting Separately
                         make such policy non-fundamental.                     By Fund

  Proposal 6.e.          Reclassify such Portfolios' fundamental policy        Shareholders of Such
                         regarding the investment in securities which are      Funds Voting Separately
                         restricted as to disposition to make such policy      By Fund
                         non-fundamental.

  Proposal 6.f.          Reclassify such Portfolios' fundamental policy        Shareholders of Such
                         limiting the purchase of securities of other          Funds Voting Separately
                         investment companies to make such policy non-         By Fund
                         fundamental.

  Proposal 6.g.          Delete such Portfolios' fundamental policy            Shareholders of Such
                         regarding investing in companies with a record of     Funds Voting Separately
                         less than three years continuous operations.          By Fund

  Proposal 6.h.          Delete such Portfolios' fundamental policy            Shareholders of Such
                         regarding investing in companies for the purpose      Funds Voting Separately
                         of exercising control or management.                  By Fund

  Proposal 6.i.          Delete such Portfolios' fundamental policy            Shareholders of Such
                         prohibiting the writing or purchasing of any put      Funds Voting Separately
                         or call options.                                      By Fund

  Proposal 6.j.          Delete such Portfolios' fundamental policy            Shareholders of Such
                         regarding purchasing or retaining securities which    Funds Voting Separately
                         may be held by the Trust's officers or trustees or    By Fund
                         by such Portfolios' investment adviser.

  The Trust knows of no business other than that mentioned in Proposals 1 through 6 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed Proxy/Voting Instruction Form to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to one or more Portfolios are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interests of Shareholders.


                       PROPOSAL 1 - ELECTION OF TRUSTEES

  It is the present intention that the proxies will be used for the purposes of voting in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of Shareholders and until his or her successor is elected and qualified. Each of the nominees, except for Messrs. Gasper, Kridler and Woodward and Ms. Doody, presently is a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, as amended, each nominee has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

                 Name, Age
                 and Position                        Principal Occupation(s)                       A Trustee of
                 With the Trust                      During Past Five Years                        the Trust Since
                 --------------                      ----------------------                        ---------------
                 Dr. John C. Bryant                  Dr. Bryant is Executive Director of the       1990
                 Age 61                              Cincinnati Youth Collaborative.
                 Trustee


                 Sue A. Doody                        Ms. Doody is Owner of Lindey's Restaurant,    Not Currently a Trustee
                 Age 62                              Columbus, Ohio.


                 Robert M. Duncan                    Mr. Duncan is a member of the Ohio Elections  1987
                 Age 69                              Commission. He was formerly Secretary to the
                 Trustee                             Board of Trustees of The Ohio State
                                                     University. Prior to that, he was Vice
                                                     President and General Counsel of The Ohio
                                                     State University.


                 *Joseph J. Gasper                   Mr. Gasper is President and Chief             Not Currently a Trustee
                 Age 54                              Operating Officer of Nationwide Life
                                                     Insurance Company. Prior to that he was
                                                     Executive Vice President and Senior
                                                     Vice President for Nationwide Insurance
                                                     Enterprise.


                 Dr. Thomas J. Kerr, IV              Dr. Kerr is President Emeritus of Kendall     1982
                 Age 63                              College.  He was formerly President of
                 Trustee                             Kendall College.


                 Douglas F. Kridler                  Mr. Kridler is President and Executive        Not Currently a Trustee
                 Age 42                              Director of the Columbus Association for
                                                     the Performing Arts.

                 *Robert J. Woodward, Jr.             Mr. Woodward is Executive Vice               Not Currently a Trustee
                 Age 55                               President - Chief Investment
                                                      Officer of the Nationwide
                                                      Insurance Enterprise and of
                                                      Nationwide Advisory Services,
                                                      Inc.

* Messrs. Gasper and Woodward are each considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

  Except for Messrs. Gasper and Woodward, each nominee for Trustee is also a trustee of Nationwide Investing Foundation ("NIF"). Except for Messrs. Gasper, Kridler and Woodward and Ms. Doody, the nominees are also trustees of Nationwide Investing Foundation II ("NIF II") and Financial Horizons Investment Trust ("FHIT"). Except for Messrs. Bryant and Kerr, each of the trustees is
also a trustee of Nationwide Asset Allocation Trust ("NAAT").   NIF, NIF II,
FHIT and NAAT are registered investment companies. Mr. Gasper is a director of Nationwide Financial Services, Inc. Mr. Duncan is a director of First Federal Savings & Loan of Newark, Ohio and American Electric Power Co., Inc.

  During the fiscal year ended December 31, 1996, no Trustee or officer affiliated with Nationwide Advisory Services, Inc. as the Portfolios' investment adviser ("NAS") or any subadviser for any of the Portfolios received any direct remuneration from the Trust for serving in such capacities.

  During the fiscal year ended December 31, 1996, the Trust's Board of Trustees held four meetings. Each of Messrs. Bryant, Duncan and Kerr attended at least 75% of the meetings. Messrs. Gasper, Kridler and Woodward and Ms. Doody were not trustees of the Trust during that period. In addition, the trustees of the Trust authorized by unanimous written consent the creation of and filing of a registration statement for the Nationwide Income Fund, a new portfolio which has not yet begun operations.

  A plurality of the votes cast at a meeting of Shareholders at which a quorum is present is required for the election of Trustees.

  The following table sets forth information regarding all compensation paid by the Trust to its trustees for their services as trustees during the fiscal year ended December 31, 1996. The Trust has no pension or retirement plans.

                               COMPENSATION TABLE

                         Aggregate        Total Compensation
Name and Position        compensation     From the Trust
With the Trust           From the Trust   and the Fund Complex*
--------------           --------------   ---------------------
Dr. John C. Bryant            $1,000              $15,500
Trustee

Robert M. Duncan              $1,000              $15,500
Trustee

Dr. Thomas J. Kerr, IV        $1,000              $15,500
Trustee

Dimon R. McFerson1            $    0               $    0
Trustee

  *For purposes of this Table, Fund Complex means one or more mutual funds which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related and means here NIF, NIF II, NAAT and FHIT, as well as the Trust.

  1 Mr. McFerson will resign as a Trustee of the Trust effective immediately prior to the Meeting.

                               EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to the executive officers of the Trust:

                 Name, Age and                                                                       An Officer
                 Position with                     Principal Occupation                              of the
                 the Trust                         During the Past Five Years                        Trust Since
                 ---------                         --------------------------                        -----------
                 Dimon Richard McFerson            Since April, 1996, Mr. McFerson has been          May 4, 1994
                 Age 60                            Chairman and Chief Operating Officer for the
                 Chairman                          Nationwide Insurance Enterprise.  From
                                                   December, 1992 to April 1996 he was President
                                                   and Chief Executive Officer of Nationwide
                                                   Mutual Insurance Company and Nationwide Mutual
                                                   Fire Insurance Company.

                 James F. Laird, Jr.               Since April, 1995, Mr Larid has been Vice         November 19, 1987
                 Age 40                            President-General Manager of Nationwide
                 Treasurer                         Advisory Services, Inc.  Prior to that he was
                                                   Treasurer of Nationwide Advisory Services,
                                                   Inc.


    The executive officers of the Trust are elected annually by the Board of Trustees and hold office until their respective successors are duly elected. None of the officers of the Trust receives compensation from the Trust for serving as an officer.


                   PROPOSAL 2 -- RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Trustees of the Trust, including a majority of the Board of Trustees who are not "interested persons" of the Trust, on March 4, 1997, approved the selection of KPMG Peat Marwick LLP as the independent public accountants of the Trust for the fiscal year ending December 31, 1997. Unless instructed in the Proxy/Voting Instruction Form to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants of the Trust to serve for the fiscal year ending December 31, 1997.

    Shareholders of all Portfolios of the Trust will vote jointly on the proposal to ratify the selection of KPMG Peat Marwick LLP as independent public accountants of the Trust to serve for the fiscal year ending December 31, 1997. Ratification requires the affirmative vote of a majority of the Shares of the Trust who are present at the Meeting in person or by proxy.

    A representative of KPMG Peat Marwick LLP will be available by telephone during the Meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.

    THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.


                         PROPOSAL 3 - APPROVAL OF A NEW
                         INVESTMENT ADVISORY AGREEMENT


    The Shareholders of the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund (each, a "Fund") are being asked to approve a new Investment Advisory Agreement (the "Proposed Agreement") with NAS. At a special meeting of the Trust's Board of Trustees held on July 18, 1997, the Board of Trustees approved a number of changes relating to the compensation for and the manner in which certain investment advisory and administrative services are provided to each of the Funds. In summary, the Trustees determined to revise the investment advisory and administration fees for the Funds and to separate the investment advisory services provided by NAS from the basic administrative services that NAS provides. If the Shareholders of a Fund approve the Proposed Agreement, these changes will be implemented by that Fund.

    NAS currently serves as the investment adviser to the Funds pursuant to an Investment Advisory Agreement dated as of October 22, 1981 (the "Current Agreement"). Pursuant to the terms of the Current Agreement, NAS is responsible for managing, or providing for the management of, the investment and reinvestment of the Trust's assets in conformity with the Funds' investment objectives, fundamental policies and restrictions as set forth in the Trust's most recent Prospectus and Statement of Additional Information for the Funds. Under the Current Agreement, NAS also provides administrative services, office space, equipment and clerical personnel necessary for servicing the investments of the Trust and maintaining its organization. The Current Agreement was initially approved by the Trust's Board of Trustees on October 22, 1981, was most recently approved by the Board on August 28, 1996, and as presently constituted was approved by the Shareholders of the Trust on May 20, 1993. The Current Agreement has not since been submitted to Shareholders for their approval.

    In addition to serving as investment adviser, NAS is paid $48,000 per year from the Trust to provide fund accounting and daily valuation services for the Funds. Nationwide Investors Services, Inc., a wholly owned subsidiary of NAS, provides transfer and dividend disbursing agent services to each Portfolio for an annual account-based fee of $16 per account for equity funds and $18 per account for bond and money market funds. Because of the small number of omnibus accounts in each Fund, total transfer agent and dividend disbursing agent fees for the Funds were just $1247 for the year ended December 31, 1996.

           COMPARISON OF THE CURRENT AND PROPOSED INVESTMENT ADVISORY AGREEMENTS

    Pursuant to the Proposed Agreement, NAS will continue to provide the same types of investment advisory services that it currently provides to the Funds under the Current Agreement. However, the fund administration services that NAS currently provides to the Funds and is compensated for under the Current Agreement would be provided by NAS under a separate fund administration agreement (the "Fund Administration Agreement"). The Fund Administration Agreement would also cover the fund accounting services, including daily valuation and pricing, provided by NAS for the Funds. Under the terms of the Fund Administration Agreement, NAS would receive for its services to each Fund a fee, calculated daily and paid monthly, at an annual rate of 0.05% of a Fund's average daily net assets on the first $1 billion of assets and 0.04% on assets of $1 billion and more.

    The 1940 Act does not require that Shareholders of a Fund vote upon or otherwise approve the Fund Administration Agreement or any subsequent amendments or modifications thereto, including changes in the fees charged to a Fund. If the Proposed Agreement is approved by Shareholders of a Fund, NAS will enter into the Proposed Agreement and the Fund Administration Agreement with the Trust on behalf of that Fund. The

Board of Trustees has unanimously approved the Fund Administration Agreement for each Fund, subject to approval of the Proposed Agreement by Shareholders of that Fund.

    The fees to be paid to NAS by each Fund under the Proposed Agreement would also change from those currently charged under the Current Agreement. Each Fund is currently charged a 0.50% annual fee on such Fund's average annual daily net assets. The proposed investment advisory fees, expressed as an annual percentage of average daily net assets, are set forth below and are in addition to the fees to be charged under the Fund Administration Agreement:

Fund                          Proposed Advisory Fees
----                          ----------------------
Total Return Fund             0.60% on the first $1 billion in assets
and Capital Appreciation      0.575% on assets of more than $1 billion but less
Fund                            than $2 billion
                              0.55% on assets of more than $2 billion but less
                                than $5 billion
                              0.50% for assets of more than $5 billion

Government Bond Fund          0.50% on the first $1 billion in assets
                              0.475% on assets of more than $1 billion but less
                                than $2 billion
                              0.45% on assets of more than $2 billion but less
                                than $5 billion
                              0.40% for assets of more than $5 billion

Money Market Fund             0.40% on the first $1 billion in assets
                              0.38% on assets of more than $1 billion but less
                                than $2 billion
                              0.36% on assets of more than $2 billion but less
                                than $5 billion
                              0.34% for assets of more than $5 billion


    Like the Current Agreement, the Proposed Agreement states that the Trust will pay all of its other expenses. These expenses include, but are not limited to, charges and expenses of any custodian or transfer and dividend disbursing agent, the charges and expenses of independent certified public accountants, the charges and expenses of dividend and capital gain distributions, the compensation and expenses of Trustees of the Trust who are not "interested persons" of NAS, brokerage fees and commissions, taxes, all expenses of Shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses and reports to Shareholders, charges and expenses of legal counsel for the Trust, insurance and bonding premiums, charges and expenses for fund accounting and daily valuation services, and expenses relating to the issuance, registration and qualification of the Trust's shares.

    The following chart shows the aggregate amount of the investment advisory fee paid by each Fund during the year ended December 31, 1996; the amount NAS would have received during the same period had the proposed fees been in effect and the percentage difference between the two:

                                     1996 Actual       1996 Pro Forma       Percentage
        Fund                        Advisory Fees       Advisory Fees       Difference
        ----                        -------------       -------------       ----------
        Capital Appreciation Fund    $  684,932          $  821,919            20%
        Total Return Fund            $4,851,676          $5,822,011            20%
        Government Bond Fund         $2,225,962          $2,225,962             --
        Money Market Fund            $4,518,925          $3,615,140           (20%)

    NAS also acts as investment advisor for several other regulated investment companies. The chart below shows information for other services of open-end investment Companies for which NAS performs advisory services with investment objectives similar to those of the Capital Appreciation, Total Return, Government Bond and Money Market Funds:

                                                                              Net Assets                      NAS'
                                                                                as of                  Compensation as a
                       Fund                                               December 31, 1996         % of Average Net Assets
                       ----                                               -----------------         -----------------------
Nationwide Fund (similar to Total Return Fund)                              $996 million                     .50%
Nationwide Growth Fund (similar to Capital Appreciation Fund)               $687 million                     .50%
Financial Horizons Growth Fund (similar to Capital Appreciation Fund)       $  9 million                     .65%
Nationwide U.S. Government Income Fund (similar to Government Bond Fund)    $ 39 million            .65% up to $250 million
                                                                                                    .60% next $250 million
                                                                                                    .55% next $250 million
                                                                                                    .50% over $750 million
Nationwide Money Market Fund (similar to Money Market Fund)                 $746 million                     .50%
Financial Horizons Cash Reserve Fund (similar to Money Market Fund)         $  4 million                     .65%

    In order to provide each Fund with greater flexibility in its future operations, the Proposed Agreement provides that NAS may appoint one or more subadvisers to manage all or a portion of a Fund subject to Trustee and Shareholder approval as required by Section 15 of the 1940 Act. Therefore, before any subadviser is appointed for a Fund, Shareholders of that Fund will have to vote upon and approve such appointment.

    The Proposed Agreement, unlike the Current Agreement, also includes provisions which would allow NAS, to the extent permitted by applicable law, to consider brokerage and research services provided by various brokers in determining who will execute Fund portfolio transactions. The payment for such brokerage and research services with such Fund is commonly referred to as "soft dollar" arrangements.

    While NAS' liability under both the Current and the Proposed Agreements is limited to situations involving its wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such agreements, the Proposed Agreement also provides that NAS will indemnify the Trust and its officers and trustees for any liability which results from NAS' wilful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Proposed Agreement or violation of applicable law.

     Unless sooner terminated, the Current Agreement by its terms remains in effect for successive one-year periods ending October 22nd of each year. The initial term of the Proposed Agreement will not be longer than two years, and the Fund Administration Agreement will continue until it is terminated by either or both parties upon at least 90 days' advance written notice to the other party. Both the Current and Proposed Agreements provide that each agreement will continue past its initial term from year to year only so long as (1) such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and (2) such renewal has been approved by the vote of a majority of Trustees of the Trust who are not "interested persons" as that term is defined by the 1940 Act, of any party to such Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Both the Current and the Proposed Agreement are not assignable. The Current Agreement may be terminated with respect to a Fund without penalty on not more than 60 days or less than 30 days' written notice at the option of either party or by a vote of the Shareholders of that Fund. The Proposed Agreement as to a Fund may be terminated by either party or by the vote of Shareholders of that Fund on not less than 60 days' advance written notice.

                        REASONS FOR THE PROPOSED CHANGES

    As discussed above, the primary changes proposed in the New Investment Advisory Agreement are revisions to the compensation paid by each Fund to NAS and the removal of administrative services from the Proposed Agreement. In the years since the adoption of the Current Agreement, the mutual fund industry has changed considerably, and in light of these changes, NAS has reviewed the compensation that it receives from each of the Funds. In particular, it evaluated the amount of compensation that it receives under the Current Agreement from each Fund and the need to more precisely identify the investment advisory and administrative services and fees. In connection with its analysis, NAS particularly identified the investment in professional staff, computer systems and support that it has made, and will need to make, to ensure continued high-quality investment management and fund administration.

    The Board of Trustees, in approving the Proposed Agreement, considered written material and information presented orally at their July 18, 1997 board meeting. Specifically, the Trustees considered the following factors, among others: (1) the nature, scope and quality of the services provided by NAS, (2) the costs incurred and revenues generated by NAS in rendering such services, (3) NAS' profitability from its mutual fund activities, (4) the compensation paid to investment advisers of mutual funds with similar investment objectives and policies and asset sizes, (5) the quality of personnel at NAS, (6) comparative expense and performance information, (7) pro forma expense ratios based upon the proposed level of investment advisory fees, (8) the need to provide NAS with adequate financial incentives to maintain and improve its services, and
(9) NAS'
planned and proposed additional expenditures in the area of fund administration and investment advisory services.

    More specifically, the Board considered the significant increases in expenses that NAS will experience in connection with the management of the Capital Appreciation and Total Return Funds and in the general administration and fund accounting for each of the Funds and the fact that the total expense ratios for each of the Funds would continue to be at least 15% lower than the average for comparable Funds. The Board also determined that the proposed breakpoints in the Funds' fees would allow Shareholders of those Funds to benefit from certain economies of scale as a Fund's assets grow.

    In reaching its conclusion to approve the Proposed Agreement specifically as it relates to the Total Return and Capital Appreciation Funds, the Board determined that the increased fees were necessary for NAS to maintain high-quality services to those Funds, especially in today's competitive environment where there are strong pressures to attract and retain qualified professionals and to dedicate greater resources to the management of funds that invest in equity securities. In determining to breakout the administrative services provided to each of the Funds and to charge a separate fee for such services, the Board specifically considered the increased costs of improved technology and the need to maintain high quality compliance and administrative services.

    With respect to the Government Bond and Money Market Funds, while the administrative and fund accounting services for those Funds will be performed under the Fund Administration Agreement, for which NAS will receive a separate fee, the fees paid under the Proposed Agreement, (i) for the Government Bond Fund, at the initial level are the same as those paid under the Current Agreement, and (ii) for the Money Market Fund, are lower that those paid under the Current Agreement. In addition, each Fund will receive the benefit of breakpoints in its investment advisory fees at certain asset levels which will cause that Fund's overall investment advisory expenses, as a percentage of such Fund's assets, to decline as such Fund's assets grow. And with respect to each Fund, the Board determined that based on the Funds' performance and the level of the proposed fees and total expense ratios relative to comparable funds, the proposed changes were reasonable and in the best interests of each Fund and its Shareholders.

    The tables below compare the current operating expenses based on average net assets for the year ended December 31, 1996, including investment advisory fees, paid by the Funds to those fees the Funds would have paid on a pro forma basis, if the Proposed Agreement and the Fund Administration Agreement had been in place:

                         Annual Fund Operating Expenses
                    (as a percentage of average net assets)

                                                Capital                Total               Government              Money
                                              Appreciation             Return                 Bond                Market
                                              ------------             ------                 ----                ------

                                           Current   ProForma    Current   ProForma    Current   ProForma    Current  ProForma
                                           -------   --------    -------   --------    -------   --------    -------  --------
                  Advisory Fees             .50%       .60%       .50%       .60%        .50%      .50%       .50%      .40%


                  Administration Fees        --        .05%        --        .05%         --       .05%        --       .05%

                  All Other Expenses        .02%       .03%       .01%       .02%        .01%      .02%       .01%      .02%
                                            ----       ----       ----       ----        ----      ----       ----      ----

                  Total Fund

                  Operating Expenses        .52%       .68%       .51%       .67%        .51%      .57%       .51%      .47%
                                            ====       ====       ====       ====        ====      ====       ====      ====


Example:

  You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

             1 year                    $ 5        $ 7        $ 5       $ 7         $ 5       $ 6        $ 5        $ 5

             3 years                   $17        $22        $16       $21         $16       $18        $16        $15

             5 years                   $29        $38        $29       $37         $29       $32        $29        $26

             10 years                  $65        $85        $64       $83         $64       $71        $64        $59


    The expenses shown in the above chart and example do not include variable contract charges. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

    A copy of the Proposed Agreement is attached hereto as Exhibit A. The Proposed Agreement with respect to each Fund was approved unanimously by the Trust's Board of Trustees, including a majority of the Trustees who are not parties to such Agreement or interested persons of any such party, at the special meeting held on July 18, 1997, and is being submitted to the Shareholders of each of the Funds for approval at the Meeting.

    Approval of the Proposed Agreement with respect to each Fund requires the affirmative vote of a majority of all outstanding Shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding shares of the Fund present at such meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of that Fund. If the Proposed

Agreement is not approved, NAS will continue to manage the Fund under the Current Agreement while it explores other options.

    THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3.

ADDITIONAL INFORMATION REGARDING NAS

    NAS, an Ohio corporation, is a registered investment adviser and broker-dealer which provides investment advisory and administrative services to the Trust and four other investment company trusts. The address of NAS is Three Nationwide Plaza, Columbus, Ohio 43215. NAS is a wholly owned subsidiary of Nationwide Life Insurance Company ("NLIC"). NLIC is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company ("NFS"). NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

    Because the Portfolios are sold as underlying mutual fund options in variable products, there is no principal underwriter for the Portfolios, but NAS provides marketing and wholesaling at no additional cost for the Portfolios.

    The name, address and principal occupation of the principal executive officers and each director of NAS are as follows:

                                                                            Principal Occupation
Name                         Position with NAS                              and Business Address(1)
-----------------            -----------------                              -----------------------
Dimon Richard                Chairman of the Board, Chairman                Chairman and Chief Executive
McFerson(1)                  and Chief Executive Officer-                   Officer-Nationwide Insurance
                             Nationwide Insurance Enterprise, Director      Enterprise

Joseph J. Gasper(1)          President, Director                            President and Chief Operating
                                                                            Officer Nationwide Life
                                                                            Insurance Company and
                                                                            Nationwide Life and Annuity
                                                                            Insurance Company

Robert A. Oakley(1)          Executive Vice President-            Executive Vice President-
                             Chief Financial Officer,             Chief Financial Officer
                             Director                             Nationwide Insurance
                                                                  Enterprise

Gordon E. McCutchan(1)       Executive Vice President-            Executive Vice President-
                             Law and Corporate Services,          Law and Corporate Services
                             Director                             Nationwide Insurance
                                                                  Enterprise


Robert J. Woodward, Jr.(1)   Executive Vice President-            Executive Vice President-
                             Chief Financial Officer,             Chief Investment Officer
                             Director                             Nationwide Insurance
                                                                  Enterprise

James F. Larid, Jr.          Vice President-General Manager       Vice President-General Manager
Three Nationwide Plaza,                                           Nationwide Advisory Services. Inc.
Columbus, Ohio 43215

(1) Unless otherwise noted, the business address for each Trustee is One Nationwide Plaza, Columbus, Ohio 43215.


  PROPOSAL 4 - AUTHORIZATION FOR THE BOARD OF TRUSTEES TO APPOINT, REPLACE OR
            TERMINATE SUBADVISERS RECOMMENDED BY NATIONWIDE ADVISORY SERVICES, INC. OR AMEND THE TERMS OF ANY SUBADVISER AGREEMENT FOR THE
           NATIONWIDE SMALL COMPANY FUND WITHOUT SHAREHOLDER APPROVAL


    Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by Shareholders. As interpreted, this requirement would apply to the appointment of subadvisers to the Nationwide Small Company Fund for which NAS acts as investment adviser. The United States Securities and Exchange Commission (the "SEC"), however, has granted conditional exemptions from the Shareholder approval requirements for situations where a fund utilizes a multi-manager approach to portfolio investing. NAS and the Trust have applied for such an exemption, and if it is granted and this proposal is approved by the

Shareholders of the Nationwide Small Company Fund, the Board of Trustees would, without further shareholder approval, be able to appoint additional or replacement subadvisers, terminate subadvisers, rehire existing subadvisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify subadvisory agreements.

    This Proposal 4 is intended to facilitate the efficient operation of the multi-manager structure and afford the Trust increased management flexibility. Under the multi-manager structure, NAS, with the approval of the Board of Trustees, would have similar authority and flexibility with respect to subadvisers that it has for its own internal portfolio managers, namely, that NAS can continually monitor their performance and replace them if NAS, with the approval of the Board of Trustees, believes such action is appropriate, for example, if the performance is not satisfactory. NAS will continuously monitor the performance of each subadviser and may from time to time recommend that the Board of Trustees add, replace or terminate one or more subadvisers or appoint additional subadvisers, depending on NAS' assessment of what combination of subadvisers it believes will optimize the Nationwide Small Company Fund's chances of achieving its investment objective.

    While there is no way of knowing exactly how often NAS may recommend, and the Board may approve, the selection of an additional subadviser, or the replacement or termination of an existing subadviser, each of which would typically require a shareholder meeting, it is likely that the multi-manager structure would result in more frequent shareholder meetings than would
otherwise be the case.   However, if the SEC grants the exemption, the Trustees
will not be required to call a shareholder meeting each time a new subadviser is approved (or to reapprove a subadviser whose subadvisory agreement is automatically terminated because it has been purchased by another entity). Shareholder meetings entail substantial costs, and may entail substantial delays, which could reduce the desired benefits of the multi-manager structure. These costs and delays must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers; however, even in the absence of Shareholder approval, any proposal to add or replace subadvisers would receive careful review. First, NAS would assess the Nationwide Small Company Fund's needs and, if it believed additional or replacement subadvisers could benefit the Nationwide Small Company Fund, it would systematically search the relevant universe of available investment managers. Second, any recommendations made by NAS would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of NAS within the meaning of the 1940 Act. Third, any selections of additional subadvisers or replacement subadvisers would have to comply with conditions contained in the SEC exemptive order, if granted.
Finally the Board of Trustees would not be able to replace NAS as investment adviser for the Nationwide Small Company Fund without obtaining Shareholder approval of the new investment adviser.

    Subject to SEC exemptive relief, approval of this proposal requires the affirmative vote of a majority of the outstanding voting securities of Nationwide Small Company Fund. If this proposal is not approved, the Board must seek Shareholder approval to institute any of the actions described in the proposal.

  THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.

                        PROPOSAL 5 - AMENDMENT TO BYLAWS

                                PROPOSED CHANGES

    The Trustees propose two changes to the Trust's Amended Bylaws. The first change would delete the existing detailed language under Article X entitled "Custodian" and replace it with simpler language that states that the Trustees shall employ a bank or trust company as custodian in accordance with the 1940 Act and the rules thereunder. The second proposed change would amend Article XI entitled Amendments to delete language which requires Shareholder approval to amend Sections 1 and 4 of Article X and the provisions of Article XI.

    The proposed language for Article X regarding the custodian will give the Trust more flexibility with respect to custody arrangements as the global securities markets continue to expand. However, the Trust will still be subject to the safeguards and requirements set forth in the 1940 Act. The proposed change in Article XI deleting the requirement for Shareholder vote of certain sections of Article X and Article XI will make Article XI consistent with the proposed language in Article X. In addition, it will give the Trust flexibility to change its custodial relationship in accordance with its needs, as permitted by the 1940 Act.

    A copy of Articles X and XI of the Amended Bylaws, marked to show the language which is proposed to be deleted and inserted in its place, is attached hereto as Exhibit B. Approval of the amendments to the Trust's Bylaws requires a majority of the votes of all Portfolios of the Trust voting together as a group. If the proposal is not approved, Articles X and XI will remain unchanged.

  THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5.

ADOPTION OF STANDARDIZED INVESTMENT POLICIES RELATING TO DIVERSIFICATION, PURCHASING SECURITIES ON MARGIN, PURCHASING REAL ESTATE AND COMMODITIES, SHORT SALES OF SECURITIES, PURCHASING SECURITIES RESTRICTED AS TO DISPOSITION, PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES, PURCHASING SECURITIES OF COMPANIES WITH LESS THAN THREE YEARS OPERATIONS, INVESTING IN COMPANIES FOR CONTROL OR MANAGEMENT, PURCHASING OPTIONS, AND PURCHASING SECURITIES HELD BY OFFICERS OR TRUSTEES

    The primary purpose of the proposals set forth in Items 6.a . through 6.j., as described more fully below, is to revise several of the fundamental investment policies for the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund (the "Funds") to conform to limitations which are expected to become standard for all Funds of the Trust and for each of the Nationwide funds advised by NAS, including those of NIF, NIF-II and FHIT (collectively, the "Nationwide Funds"). NAS believes that increased standardization with respect to such fundamental policies among all Nationwide Funds will help promote operational efficiencies and facilitate monitoring compliance with fundamental and non-fundamental policies relating to the investment techniques described below. Although modification or elimination of these fundamental policies is not likely to have any material impact on the investment techniques employed by any of the Funds at this time, it will contribute to the overall objective of standardization.

    THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" EACH OF PROPOSALS 6.A. THROUGH
6.J.

    PROPOSALS 6.A.,6.B AND 6.C. IF APPROVED, WILL AMEND THE FUNDS' FUNDAMENTAL POLICY REGARDING DIVERSIFICATION, PURCHASING SECURITIES ON MARGIN AND PURCHASING REAL ESTATE AND COMMODITIES, RESPECTIVELY.

    PROPOSAL 6.A. - AMENDMENT OF FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

    Each Fund's fundamental policy on portfolio diversification currently provides that:

    [No Fund may]: Purchase voting securities of any issuer or purchase the securities of any issuer if, as a result thereof (a) more than 5% of a Fund's total assets (taken at current value) would be invested in the securities of such issuer (except that the Money Market Fund may invest up to 10% of its total assets in the highest rated securities of a single issuer for a period of up to three business days thereafter, provided that the Money Market Fund does not make more than one such investment at any one time), (b) a Fund would hold more than 10% of the voting securities of such issuer, or (c) more than 25% of a Fund's total assets (taken at current value) would be concentrated in any one industry. There is, however, no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Money Market Fund only may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group, and all utility companies as a group, when in the opinion of management, yield differentials and money market conditions suggest and when cash is available for such investment and instruments are available for purchase which fulfill the Money Market Fund's objective in terms of quality and marketability.

    Set forth below is the fundamental policy with respect to diversification as proposed to be adopted by Shareholders of each Fund:

    [No Fund may]: Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

    Under current policies, a Fund may not invest more than 5% of its total assets in any one issuer ("5% issuer test"). In addition, a Fund may not invest in an issuer if the investment would result in the Fund owning more than 10% of the outstanding voting securities of an issuer ("10% securities test"). U.S. Government securities and securities issued by its agencies or instrumentalities are not included. The significant difference between the current policy and proposed policy is that under the proposed policy, the 5% issuer test and the 10% securities test would only apply to 75% of the Fund's assets, thereby giving the Fund the investment flexibility to exceed the 5% issuer test and the 10% securities test for the remaining 25% of the Fund's assets. Also, the Money Market Fund will be deemed in compliance with this restriction so long as it complies with Rule 2a-7 under the 1940 Act. Rule 2a-7 establishes diversification requirements that money market funds must meet in order to hold themselves out as money market funds.

    The added flexibility to make an investment resulting in more than 5% of the Fund's assets being invested in one issuer would enable the Fund to take advantage of potential investment opportunities where, for example, the particular issuer appears very attractive because of its investment potential, its high creditworthiness, or any other compelling financial reasons. In addition, where a relatively low supply of other comparable issuers exists, the Fund could be interested in investing more in the limited number of issuers available. In short, circumstances can arise where the best interests of Shareholders can be served by exceeding the 5% issuer test. Similarly, as the Fund increases in size, its portfolio purchases get larger and could from time to time comprise more than 10% of the voting securities of a small issuer. Accordingly, the proposed change would give a Fund flexibility in its investments as it grows.

    The Funds have no present plan to change their investment approach if the proposal is adopted. Adoption of the proposal would simply provide helpful flexibility for possible use under the right circumstances in the future. In addition, the investment limitations of the proposed policy follow the definition of a "diversified" investment company for purposes of the 1940 Act. The Funds intend to implement and monitor the operation of the new policy subject to market, regulatory or other developments.

    Approval of the amendment to a Fund's fundamental policy with respect to diversification requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Amendment of Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

    PROPOSAL 6.B. - AMENDMENT OF FUNDAMENTAL POLICY REGARDING PURCHASING SECURITIES ON MARGIN

    Each Fund's fundamental policy on purchasing securities on margin currently provides that:

    [No Fund may]: Purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities.

    Set forth below is the fundamental policy with respect to purchasing securities on margin as proposed to be adopted by Shareholders of each Fund:

    [No Fund may]: Purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

    Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral against this loan.

    Under current policies, the Funds may not purchase securities on margin, but may obtain such credits as may be necessary to clear purchases and sales of securities. Under the proposed policy the Funds may purchase securities on margin when necessary to make margin payments in connection with derivative securities transactions, such as futures transactions.

    The Funds have no present plan to change their investment approach if the proposal is adopted. Adoption of the proposal would simply provide helpful flexibility for possible use under the right circumstances in the future.

    Approval of the amendment to a Fund's fundamental policy with respect to purchasing securities on margin requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

                    PROPOSAL 6.C. - AMENDMENT OF FUNDAMENTAL
                        POLICY REGARDING INVESTMENTS IN
                          REAL ESTATE AND COMMODITIES

    Each Fund's fundamental policy on investments in real estate and commodities currently provides that:

    [No Fund may]:Purchase or retain real estate (including limited partnership interests, but excluding securities of companies which deal in real estate or interest therein), mineral leases, commodities or commodity contracts.

    Set forth below are the fundamental policies with respect to investment in real estate and commodities as proposed to be adopted by Shareholders of each
Fund:

    [No Fund may]:Purchase or sell real estate unless acquired as a result of ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing or selling securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

    Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

    Under current policies, the Funds may not purchase or retain real estate, including limited partnerships, but may invest in securities of companies which deal in real estate. In addition, the Funds may not purchase or retain mineral leases, commodities or commodity contracts. Under the proposed policy the Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or investments, but the Funds may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate or in instruments secured by real estate. In addition, the proposed policy would permit the Funds to purchase or sell commodities or commodities contracts (such as futures and options on futures)to the extent disclosed in the current Prospectus of such Fund.

    The 1940 Act requires that a fund state a formal fundamental investment policy regarding investment in commodities. In addition, the Commodities Futures Trading Commission and the SEC have general restrictions on commodities purchases. Any financial futures contract or related option is considered to be a commodity. Other types of financial instruments such as swaps might also be deemed to be commodities. The amendment is being proposed to enable the Funds to invest in financial futures contracts and related options for hedging and other permissible purposes and to clarify that certain practices in which the Funds engage (such as when issued securities) or might in the future engage (such as foreign currency futures contracts and related options) are not subject to this restriction.

    The Funds do not currently intend to purchase or sell commodities or commodities contracts. In the event that the Trustees decide in the future it is desirable for the Funds to engage in this type of investment, the Funds' Prospectus will be revised accordingly, including the addition of appropriate risk disclosure.

    Approval of the amendments to a Fund's fundamental policy requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

PROPOSALS 6.D., 6.E. AND 6.F., IF APPROVED, WILL RECLASSIFY THE FUNDS' FUNDAMENTAL POLICY ON MAKING SHORT SALES OF SECURITIES, INVESTING IN RESTRICTED SECURITIES AND INVESTING IN OTHER INVESTMENT COMPANIES, RESPECTIVELY, AS NON-FUNDAMENTAL POLICIES.

  Fundamental investment policies are policies which may not be amended or deleted without prior Shareholder approval. By reclassifying the following policies as non-fundamental policies, the Trustees of the Trust will be able to change or delete them without Shareholder approval. It is anticipated that if Shareholders approve Proposals 6.d., 6.e. and 6.f., then the Trustees will modify certain of the policies as described below.


                PROPOSAL 6.D. - RECLASSIFICATION OF FUNDAMENTAL
              POLICY PROHIBITING MAKING SHORT SALES OF SECURITIES

    Each Fund's fundamental policy on making short sales of securities currently provides that [no Fund may]: make short sales of securities.

    It is proposed that this fundamental policy be reclassified as a non-fundamental policy if this proposal is approved by Shareholders of the Funds.

    In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental investment restriction could be changed without a vote of Shareholders. The adoption of this proposal will permit the Funds to change policy in the future in order to make short sales of securities.

    Approval of the reclassification of a Fund's fundamental policy with respect to making short sales of securities requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

             PROPOSAL 6.E.- RECLASSIFICATION OF FUNDAMENTAL POLICY
                   REGARDING PURCHASING SECURITIES WHICH ARE
                          RESTRICTED AS TO DISPOSITION

    Each Fund's fundamental policy on purchasing securities which are restricted as to disposition currently provides that:

    [No Fund may]:Invest in securities which are restricted as to disposition under federal securities law, or securities with other legal or contractual restrictions on resale (except for repurchase agreements).

    Set forth below is the non-fundamental policy with respect to investment in illiquid securities proposed to be adopted by the Board of Trustees if this proposal is approved by Shareholders of the Funds:

    [No Fund may]:Purchase or otherwise acquire any security if, as a result, more than 15% [10% with respect to the Money Market Fund] of its net assets would be invested in securities that are illiquid.

    The current restriction prohibits the Funds from investing in securities whose disposition is restricted under federal securities law or in securities with other legal or contractual restrictions on resale. The proposed restriction would reclassify this restriction as non-fundamental and would permit the Funds to invest up to 15% (10% for the Money Market Fund) of its net assets in securities that are illiquid.

    The proposed policy, if approved, may be changed without Shareholder vote and complies with the current limitations in the 1940 Act. The proposed policy will also give the Funds greater flexibility in managing their portfolios.

    Approval of the reclassification of a Fund's fundamental policy requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under

"PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

                 6.F. - RECLASSIFICATION OF FUNDAMENTAL POLICY
                       REGARDING PURCHASING SECURITIES OF
                           OTHER INVESTMENT COMPANIES

    Each Fund's fundamental policy on purchasing securities of other investment companies currently provides that:

    [No Fund may]:Purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation. The Trust shall not, however, purchase the securities of any registered investment companies if such purchase at the time thereof would cause more than 10% of the total assets of a Fund, taken at current value, to be invested in the securities of such issuers. Further, the Trust shall not purchase securities issued by any open-end investment company.

    Set forth below is the non-fundamental policy with respect to investment in securities of other investment companies proposed to be adopted by the Board of Trustees if this proposal is approved by Shareholders of the Funds:

    [No Fund may:]  Purchase securities of other investment companies, except
    (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemptions therefrom.

    The current restriction prohibits the Funds from purchasing securities issued by any other open-end registered investment companies and severely limits a Fund's ability to invest in other types of investment companies.

     This change is being proposed to provide the Funds with additional investment flexibility. The change would permit the Funds to purchase securities of other investment companies in connection with a merger, consolidation, acquisition or reorganization and to the extent permitted by the 1940 Act and any exemptions therefrom.

    Approval of the reclassification of a Fund's fundamental policy requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

PROPOSALS 6.G., 6.H., 6.I. AND 6.J., IF APPROVED, WILL DELETE THE FUNDS' FUNDAMENTAL POLICIES REGARDING INVESTING IN COMPANIES WITH LESS THAN THREE YEARS CONTINUOUS OPERATIONS, INVESTING IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT, PROHIBITING THE WRITING OF

PUT OR CALL OPTIONS AND PROHIBITING PURCHASING OR RETAINING SECURITIES WHICH MAY BE HELD BY THE TRUST'S OFFICERS OR TRUSTEES OR BY THE FUND'S INVESTMENT ADVISER, RESPECTIVELY. MOST OF THESE REQUIREMENTS WERE REQUIRED BY STATE BLUE SKY LAWS THAT HAVE NOW BEEN PRE-EMPTED BY FEDERAL SECURITIES LAW.

            PROPOSAL 6.G. - DELETION OF FUNDAMENTAL POLICY REGARDING
                    INVESTMENT IN COMPANIES WITH A RECORD OF
                  LESS THAN THREE YEARS CONTINUOUS OPERATIONS

    Each Fund's fundamental policy on operating history currently provides that no Fund may: invest more than 5% of a Fund's total assets (taken a current value) in companies which, including predecessors, have a record of less than three years continuous operation. If approved by Shareholders, the foregoing policy would be deleted altogether as a policy of the Funds.

    The 1940 Act does not impose any limitation upon investment in securities of issuers with a limited operating history. As noted above, this requirement was required by state blue sky laws that have now been pre-empted by Federal securities law. The change is being proposed to permit the Funds to invest in such securities to the extent that the Trust believes that such investment would be beneficial to the Funds and would not involve undue risk.

    Approval of the deletion of this fundamental policy for a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

            PROPOSAL 6.H. - DELETION OF FUNDAMENTAL POLICY REGARDING
                INVESTING IN COMPANIES FOR PURPOSE OF EXERCISING
                             CONTROL OR MANAGEMENT

    Each Fund's fundamental policy on investing in companies for the purpose of exercising control currently provides that no Fund may: invest in companies for the purpose of exercising control or management. If approved by Shareholders, the foregoing policy would be deleted altogether as a policy of the Funds.

    The 1940 Act does not impose any restriction on investment for this purpose. The change is being proposed to permit the Funds to invest in such securities to the extent that the Trust believes that such investment would be beneficial to the Funds and would not involve undue risk.

    Approval of the deletion of a Fund's fundamental policy with respect to investing in companies for the purpose of exercising control or management requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

                 PROPOSAL 6.I. - DELETION OF FUNDAMENTAL POLICY
                          REGARDING PURCHASING OPTIONS

    Each Fund's fundamental policy on purchasing options currently provides that no Fund may: "[w]rite or purchase any put or call options." If approved by Shareholders, the foregoing policy would be deleted altogether as a policy of that Fund.

    If approved the deletion of the fundamental policy will allow the Funds to write or purchase any put or call options in accordance with the 1940 Act and will give the Funds more flexibility in managing their respective investment portfolios.

     Approval of the deletion of a Fund's fundamental policy with respect to options requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

            PROPOSAL 6.J. - DELETION OF FUNDAMENTAL POLICY REGARDING PURCHASING OR RETAINING SECURITIES WHICH MAY BE HELD BY
                   THE TRUST'S OFFICERS OR TRUSTEES OR BY NAS

    Each Fund's fundamental policy on purchasing or retaining securities which may be held by the Trust's officers or trustees or by NAS currently provides that:

    [No Fund may]: Purchase or retain securities of any issuer, any of whose officers, directors or security holders is a trustee, director, or officer of the Trust, or of the Adviser, if or so long as, one or more of such persons owns beneficially more than 1/2% of any class of securities, taken at market value, of such issuer, and such persons owning more than 1/2% of such securities together own beneficially more than 5% of any class of securities of such issuer, taken at market value.

    If approved by Shareholders, the foregoing policy would be deleted altogether as a policy of that Fund.

    The 1940 Act does not impose any restrictions on the purchase or retention of these securities. If approved, the deletion of this restriction will allow the Funds additional flexibility in managing their portfolios and will simplify compliance monitoring since this restriction is difficult to monitor.

    Approval of the deletion of this fundamental policy for a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which is defined above under "PROPOSAL 3 -- Approval of a New Investment Advisory Agreement." If the proposal is not approved by Shareholders of a Fund, the current fundamental policy will remain unchanged for that Fund.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth certain information as of July 30, 1997, for each Portfolio with respect to each person or group known by the Trust to be the beneficial owner of more than 5% of any class of the Trust's outstanding voting securities:



                                                                       AMOUNT AND
                                                                       ----------
                                                                       NATURE OF THE             PERCENT
                                                                       -------------             --------
       TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP      OF CLASS
       --------------          ------------------------------------    --------------------      --------
                          [5% beneficial ownership information to be added here.]

(1) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these shares.

    As of July 30, 1997, the Trustees and officers of the Trust as a group owned beneficially fewer than 1% of the outstanding Shares of the Trust or of any of the current Portfolios. {May need to add this information to the Trustee information table if any trustees owns shares of a Portfolio.}

                             SHAREHOLDER PROPOSALS

    Any Shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Trust at its principal office a reasonable time before the Trust's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting.

                             ADDITIONAL INFORMATION

    With respect to the actions to be taken by the Shareholders of the Trust on the matters described in this Proxy Statement, (i) the presence in person or by proxy of Shareholders entitled to cast a majority of the shares of the Trust entitled to be cast at the Meeting on a particular matter shall constitute a quorum for purposes of voting upon such matters at the Meeting, provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions and broker non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists, but, for purposes of determining whether an issue has been approved, abstentions and broker non-votes will neither be counted as for or against the particular issue. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner. The Trust will bear all costs in connection with the solicitation of proxies from Shareholders of the current Portfolios. It is not expected that there will be any solicitation other than by mail.

                                            By Order of the Trustees

August 19, 1997
                                            Rae M. Pollina, Secretary

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT is made and entered into on this ___ day of November, 1997 between NATIONWIDE SEPARATE ACCOUNT TRUST (the "Trust"), a Massachusetts business trust, and NATIONWIDE ADVISORY SERVICES, INC. (the "Adviser"), an Ohio corporation registered under the Investment Advisers Act of 1940 (the "Advisers Act").

                             W I T N E S S E T H :

         WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS, the Trust desires to retain the Adviser to furnish certain investment advisory services, as described herein, with respect to certain of the series of the Trust, all as now are or may be hereafter listed on Exhibit A to this Agreement (each, a "Fund"); and

         WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the Trust and the Adviser do mutually agree and promise as follows:

         1. APPOINTMENT AS ADVISER. The Trust hereby appoints the Adviser to act as investment adviser to each Fund subject to the terms and conditions set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

         2. DUTIES OF ADVISER.

                  (a) INVESTMENT MANAGEMENT SERVICES. (1) Subject to the supervision of the Trust's Board of Trustees (and except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation), the Adviser will provide, or arrange for the provision of, a continuous investment program and overall investment strategies for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by each Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of a Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with the stated investment policies and restrictions of each Fund as set forth in that Fund's current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Trust's Board of Trustees.

                  (2) Subject to the provisions of this Agreement and the 1940 Act and any exemptions thereto, the Adviser intends to, and is authorized to, appoint one or more qualified subadvisers (each a "Subadviser") to provide each Fund with certain services required by this Agreement. Each Subadviser shall have such investment discretion and shall make all determinations with respect to the investment of a Fund's assets as shall be assigned to that Subadviser by the Adviser and the purchase and sale of portfolio securities with respect to those assets and shall take such steps as may be necessary to implement its decisions. The Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser to purchase, hold, or sell a security for a Fund.

                  (3) Subject to the supervision and direction of the Trustees, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of a Fund's assets; (ii) determine the allocation of assets among the Subadvisers, if any; and (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser.

                  (4) The Adviser shall research and evaluate each Subadviser, if any, including (i) performing initial due diligence on prospective Subadvisers and monitoring each Subadviser's ongoing performance; (ii) communicating performance expectations and evaluations to the Subadvisers; and (iii) recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated. The Adviser shall also recommend changes or additions to the Subadvisers and shall compensate the Subadvisers.

                  (5) The Adviser shall provide to the Trust's Board of Trustees such periodic reports concerning a Fund's business and investments as the Board of Trustees shall reasonably request.

                  (b) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions received from the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

                  The Adviser acknowledges and agrees that subject to the supervision and directions of the Trust's Board of Trustees, it shall be solely responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that each Subadviser shall have liability in connection with information furnished by the Subadviser to a Fund or to the Adviser.

                  (c) CONSISTENT STANDARDS. It is recognized that the Adviser will perform various investment management and administrative services for entities other than the Trust and the Funds; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

                  (d) BROKERAGE. The Adviser is authorized, subject to the supervision of the Trust's Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of assets not allocated to a Subadviser, with or through, such persons, brokers or dealers ("brokers") as Adviser may select and negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for a Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Adviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

                  It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser's services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

                  (e) SECURITIES TRANSACTIONS. The Adviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; PROVIDED, HOWEVER, the Adviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.

                  The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Trust's Code of Ethics, as the same may be amended from time to time.

                  (f) BOOKS AND RECORDS. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters pertaining to the Funds and the Trust (the "Fund's Books and Records"), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Adviser acknowledges that the Fund's Books and Records are property of the Trust. In addition, the Fund's Books and Records shall be available to the Trust at any time upon request and shall be available for telecopying without delay to the Trust during any day that the Funds are open for business.

         3. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Adviser shall be responsible for the expenses and costs for the officers of the Trust and the Trustees of Trust who are "interested persons" (as defined in the 1940
Act) of the Adviser.

         It is understood that the Trust will pay all of its own expenses including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other assets, (2) all charges and expenses paid to an administrator appointed by the Trust to provide administrative or compliance services, (3) the charges and expenses of any transfer agents and registrars appointed by the Trust, (4) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Trust,
(5) the charges and expenses of dividend and capital gain distributions, (6) the compensation and expenses of Trustees of the Trust who are not "interested persons" of the Adviser, (7) brokerage commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party, (8) all taxes and fees payable by the Trust to Federal, State or other governmental agencies, (9) the cost of stock certificates representing shares of the Trust, (10) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses and reports to shareholders, (11) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including without limitation, legal services rendered in connection with the Trust's existence, financial structure and relations with its shareholders, (12) insurance and bonding premiums, (13) association membership dues, (14) bookkeeping and the costs of calculating the net asset value of shares of the Trust's Funds, and (15) expenses relating to the issuance, registration and qualification of the Trust's shares.

         4. COMPENSATION. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Adviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable monthly at an annual rate based on a Fund's average daily net assets.

         The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in each Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

         Notwithstanding any other provision of this Agreement, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue). Any such fee reduction may be discontinued or modified by the Adviser at any time.

         5. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Trust as follows:

                  (a) The Adviser is registered as an investment adviser under the Advisers Act;

                  (b) The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

                  (d) The Form ADV of the Adviser previously provided to the Trust is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Adviser pursuant to
Section 5 shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         7. LIABILITY AND INDEMNIFICATION.

                  (a) LIABILITY. In the absence of wilful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser shall not be subject to any liability to a Fund or the Trust, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; PROVIDED, HOWEVER, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

                  (b) INDEMNIFICATION. The Adviser shall indemnify the Trust and its officers and trustees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Adviser's wilful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

         8. DURATION AND TERMINATION.

                  (a) DURATION. Unless sooner terminated, this Agreement shall continue until __________, 1999, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or the vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or
         (b) more than 50% of the outstanding shares of the Fund; PROVIDED that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

                  (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty by vote of a majority of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser, in each case, not less than sixty (60) days' written notice to the other party.

         This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

         9. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

         10. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as required by the 1940 Act).

         11. CONFIDENTIALITY. Subject to the duties of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to a Fund and the Trust and the actions of the Adviser and the Funds in respect thereof.

         12. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                  (a)      If to the Adviser:

                           Nationwide Advisory Services, Inc.
                           One Nationwide Plaza, 25-T
                           Columbus, OH 43215
                           Attention: James F. Laird, Jr.
                           Facsimile: (614) 249-7424

                  (b)      If to the Trust:

                           Nationwide Separate Account Trust
                           One Nationwide Plaza, 25-T
                           Columbus, OH 43215
                           Attention: James F. Laird, Jr.
                           Facsimile: (614) 249-7424

         13. JURISDICTION. This Agreement shall be governed by and construed to be in accordance with substantive laws of the State of Ohio without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

         14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

         15. CERTAIN DEFINITIONS. For the purposes of this Agreement, "interested person," "affiliated person," "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

         16. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         17. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         18. NATIONWIDE SEPARATE ACCOUNT TRUST AND ITS TRUSTEES. The terms "Nationwide Separate Account Trust" and the "Trustees of Nationwide Separate Account Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of June 30, 1981, as has been or may be amended from time to time, and to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of Nationwide Separate Account Trust's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Nationwide Separate Account Trust. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust. All persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                     ADVISER

                                     NATIONWIDE ADVISORY SERVICES, INC.

                                     By:__________________________________

                                     Name:

                                     Title:


                                     TRUST

                                     NATIONWIDE SEPARATE ACCOUNT TRUST

                                     By:__________________________________

                                     Name:

                                     Title:

                                   EXHIBIT A
                       NATIONWIDE SEPARATE ACCOUNT TRUST
                         Investment Advisory Agreement

Funds of the Trust                             Advisory Fees
------------------                             -------------
Total Return Fund                     0.60% on the first $1 billion in assets
                                      0.575% on assets of more than $1 billion but less
                                             than $2 billion
                                      0.55% on assets of more than $2 billion but less
                                            than $5 billion
                                      0.50% for assets of more than $5 billion

Capital Appreciation Fund             0.60% on the first $1 billion in assets
                                      0.575% on assets of more than $1 billion but less
                                             than $2 billion
                                      0.55% on assets of more than $2 billion but less
                                            than $5 billion
                                      0.50% for assets of more than $5 billion

Government Bond Fund                  0.50% on the first $1 billion in assets
                                      0.475% on assets of more than $1 billion but less
                                             than $2 billion
                                      0.45% on assets of more than $2 billion but less
                                            than $5 billion
                                      0.40% for assets of more than $5 billion

Money Market Fund                     0.40% on the first $1 billion in assets
                                      0.38% on assets of more than $1 billion but less
                                            than $2 billion
                                      0.36% on assets of more than $2 billion but less
                                            than $5 billion
                                      0.34% for assets of more than $5 billion

                                                                       Exhibit B

                                  ARTICLE VII

                                  FISCAL YEAR

         The fiscal year of the Trust shall begin on the first day of January in each year and shall end on the last day of December in each year, provided, however, that the Trustees may from time to time change the fiscal year.

                                  ARTICLE VIII

                                      SEAL

         The Trustees may adopt a seal which shall be in such form and shall have such inscription thereon as the Trustees may from time to time prescribe.

                                   ARTICLE IX

                               WAIVERS OF NOTICE

         Whenever any notice whatever is required to be given by law, the Amended Declaration or these Amended Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been telegraphed, cabled or wirelessed for the purposes of these Amended Bylaws when it has been delivered to a representative of any telegraph, cable or wireless company with instruction that it be telegraphed, cabled or wirelessed. Any notice shall be deemed to be given at the time when the same shall be mailed, telegraphed, cabled or wirelessed.

                                   ARTICLE X

                                   CUSTODIAN

         SECTION 1. APPOINTMENT AND DUTIES. The Trustees shall at all times employ a bank or trust company in accordance with the 1940 Act as amended and the rules promulgated thereunder as amended. having a capital, surplus and undivided profits of at least five million dollars ($5,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Amended Declaration, these Amended Bylaws and the 1940 Act:

         (1) to hold the securities owned by the Trust and deliver the same upon written order,

         (2) to receive and receipt for any monies due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

         (3)  to disburse such funds upon orders or vouchers;

         (4) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services, and

         (5) if authorized to do so by the Trustees, to compute the net income of the Trust,

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

         The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank or trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least five million dollars ($5,000,000).

         SECTION 2. CENTRAL CERTIFICATE SYSTEM. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

         SECTION 3. ACCEPTANCE OF RECEIPTS IN LIEU OF CERTIFICATES. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to accept written receipts or other written evidences indicating purchases of securities held in book-entry form in the Federal Reserve System in accordance with regulations promulgated by the Board of Governors of the Federal Reserve System and the local Federal Reserve Banks in lieu of receipt of certificates representing such securities.

         SECTION 4. PROVISIONS OF CUSTODIAN CONTRACT. The following provisions shall apply to the employment of a custodian pursuant to this Article X and to any contract entered into with the custodian so employed:

         (a) The Trustees shall cause to be delivered to the custodian all securities owned by the Trust or to which it may become entitled, and shall order the same to be delivered by the custodian only upon completion of a sale, exchange, transfer, pledge, or other disposition thereof, and upon receipt by the custodian of the consideration therefor or a certificate of deposit or a receipt of an issuer of its Transfer Agent, all as the Trustees may generally or from time to time require or approve, or to a successor custodian, and the Trustees shall cause all funds owned by the Trust or to which it may become entitled to be paid to the custodian, and shall order the same disbursed only for investment against delivery of the securities acquired, or in payment of expenses, including management compensation, and liabilities of the Trust, including distributions to Shareholders, or to a successor custodian, provided, however, that nothing herein shall prevent delivery of securities for examinations to the broker selling the same in accord with the "street delivery" custom whereby such securities are delivered to such broker in exchange for a delivery receipt exchanged on the same day for an uncertified check of such broker to be presented on the same day for certification.

         (b) In case of the resignation, removal or inability to serve of any such custodian, the Trust shall promptly appoint another bank or trust company meeting the requirements of this Article X as successor custodian. The agreement with the custodian shall provide that the retiring custodian shall, upon receipt of notice of such appointment, deliver the funds and property of the Trust in its possession to and only to such successor, and that pending appointment of a successor custodian, or a vote of the Shareholders to function without a custodian, the custodian shall not deliver funds and property of the Trust to the Trust, but may deliver them to a bank or trust company doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least $5,000,000 as the property of the Trust to be held under terms similar to those on which they were held by the retiring custodian.


              IT IS PROPOSED THAT ARTICLE X CONSISTS OF ONLY THE FIRST SENTENCE OF SECTION I, "THE TRUSTEES SHALL AT ALL TIMES EMPLOY A BANK OR TRUST COMPANY IN ACCORDANCE WITH THE 1940 ACT AS AMENDED AND THE RULES PROMULGATED THEREUNDER AS AMENDED" AND THAT THE REMAINDER OF ARTICLE X BE DELETED. EXHIBIT B WILL SHOW THE PROPOSED NEW LANGUAGE UNDERLINED AND THE PROPOSED LANGUAGE TO BE DELETED WILL BE STRICKEN THROUGH.

                                   ARTICLE XI

                                   AMENDMENTS

         These Amended Bylaws, or any of them, may be altered, amended or repealed, or new Bylaws may be adopted (a) by Majority Shareholder Vote, or (b) by the Trustees, provided, however that no Bylaw may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to law, the Amended Declaration or these Amended Bylaws, a vote of the Shareholders or if such amendment, adoption or repeal changes or affects the provisions of Sections 1 and 4 of Article X, or the provisions of this
Article XI.

              IT IS PROPOSED THAT ARTICLE XI END WITH THE WORD "SHAREHOLDERS" ON LINE 6. EXHIBIT B WILL SHOW THE REMAINDER OF ARTICLE XI STRICKEN THROUGH.

NATIONWIDE SEPARATE ACCOUNT TRUST           PROXY/VOTING INSTRUCTION FORM
                                            SOLICITED ON BEHALF OF THE BOARD OF
                                            TRUSTEES AT THE SPECIAL MEETING OF
                                            SHAREHOLDERS SEPTEMBER 26,
                                            1997

THE UNDERSIGNED CONTRACT OWNER OF A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT HEREBY INSTRUCTS NATIONWIDE LIFE INSURANCE COMPANY OR NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY TO VOTE THE NATIONWIDE SEPARATE ACCOUNT TRUST SHARES ATTRIBUTABLE TO HIS OR HER VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT AS OF JULY 30, 1997, AT THE SPECIAL MEETING OF THE NATIONWIDE SEPARATE ACCOUNT TRUST TO BE HELD ON SEPTEMBER 26, 1997, THREE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215 AT 11:15 A.M. AND ANY ADJOURNMENTS THEREOF, AS FOLLOWS:
(THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE
INSTRUCTIONS INDICATED. IF INSTRUCTIONS ARE NOT
INDICATED AND THIS PROXY IS DULY EXECUTED AND
RETURNED, THIS PROXY WILL BE VOTED "FOR" ALL
PROPOSALS.)

                                            THE UNDERSIGNED HEREBY ACKNOWLEDGES
                                            RECEIPT OF A COPY OF THE NOTICE OF
                                            SPECIAL MEETING AND PROXY STATE-
                                            MENT FOR NATIONWIDE SEPARATE
                                            ACCOUNT TRUST.


                                            DATE                      , 1997
                                                ----------------------


                                            --------------------------------
                                            SIGNATURE OF CONTRACT OWNER(S)


                                            --------------------------------

                                            Where contracts are registered
                                            with joint owners ALL joint owners
                                            should sign. Persons signing as
                                            executors, administrators, trustees,
                                            etc., should so indicate.

1. To elect seven Trustees to hold office until the next meeting of shareholders or until their successors are duly elected and qualified.

     / / FOR ALL NOMINEES except as                   / / WITHHOLD AUTHORITY FOR
         completed below                                  ALL NOMINEES
     (To withhold authority to vote
     for any individual nominee,
     mark a line through that
     nominee's name.)


     John C. Bryant               Sue A. Doody               Robert M. Duncan
     Joseph J. Gasper             Thomas J. Kerr, IV         Douglas F. Kridler
     Robert J. Woodward, Jr.


                                                    FOR         AGAINST        ABSTAIN
2.   Ratification of the selection of KPMG          / /           / /            / /
     Peat Marwick LLP as auditors for the Trust.

3.   Approval of a new Investment Advisory          / /           / /            / /
     Agreement between the Trust and
     Nationwide Advisory Services, Inc.
     (all Funds voting separately
     except Small Company Fund).

4.   Authorize the Board of Trustees to             / /           / /            / /
     appoint, replace or terminate sub-
     advisers without subsequent
     shareholder approval
     (Small Company Fund only).

5.   Approval of the Trust's Bylaws as              / /           / /            / /
     proposed to be amended.

6.   Approval of the proposed changes               / /           / /            / /
     to the fund's investment restrictions
     (To vote against one or more of the
     proposed changes but approve the
     others, indicate the number(s) as set
     forth in the proxy statement of the
     investment restriction you do not
     want changed on the line below.)
     (All Funds voting separately except
     Small Company Fund.)

     --------------------------------------

7.   Upon such other business as may come
     before the meeting.

The Trustees recommend voting "FOR" items 1 through 6.